UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   March 7, 2006

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SFBC INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-16119	59-2407464
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

504 Carnegie Center

Princeton, NJ 08540-6242

(609) 951-6800

 (Address and telephone number
of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On March 7, 2006, the Compensation Committee granted each of David Natan, Vice President of Finance, and Marc LeBel, Senior Vice President, 15,000 shares of restricted stock of SFBC International, Inc., which shall vest in six equal increments of 2,500 shares on each June 30 and December 31, subject to continued employment on each applicable vesting date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SFBC INTERNATIONAL, INC.
By:	/s/ JEFFREY P. MCMULLEN
Jeffrey P. McMullen
Chief Executive Officer and President

Date:   March 13, 2006

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